                                                                   Exhibit 10.51

                                                                  EXECUTION COPY

                                SECOND AMENDMENT



          SECOND AMENDMENT, dated as of December 27, 2000 (this "Amendment"), to
                                                                 ---------
the Credit Agreement, dated as of June 29, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among ACT MANUFACTURING, INC., a Massachusetts corporation (the
---------
"Parent Borrower"), the several banks and other financial institutions or
 ---------------
entities from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST
                                                 -------
BOSTON, as syndication agent (in such capacity, the "Syndication Agent"),
                                                     -----------------
SOCIETE GENERALE, as documentation agent (in such capacity, the "Documentation
                                                                 -------------
Agent") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity,
-----
the "Administrative Agent").
     --------------------


                                  WITNESSETH:
                                  ----------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower; and

          WHEREAS, the Parent Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms. Unless otherwise defined herein, capitalized terms used
          -------------
herein which are defined in the Credit Agreement are used herein as therein defined.

     2.   Amendments to the Credit Agreement. The Credit Agreement is hereby
          ----------------------------------
amended as follows:


               (a)  Amendments to Section 1 of the Credit Agreement.
                    -----------------------------------------------

                    (i) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

               " 'Additional Term Commitment': as to any Lender, the obligation
                  --------------------------
of such Lender, if any, to make an Additional Term Loan to the Borrowers hereunder in a principal amount not to exceed the amount set forth under the heading "Additional Term Commitment" opposite such Lender's name on Schedule 1.1A. The original aggregate amount of the Additional Term Commitments is $100,000,000."

               " 'Additional Term Lender': each Lender that has an Additional
                  ----------------------
Term Commitment or that holds Additional Term Loans."

               " 'Additional Term Loan Closing Date': the date on which the
                  ---------------------------------
Additional Term Loans shall be made."

               " 'Additional Term Loan Prepayment Amount': as defined in Section
                  --------------------------------------
2.9(e)."

               " 'Additional Term Loans': as defined in Section 2.1(c)."
                  ---------------------

               " 'Additional Term Percentage': as to any Additional Term Lender
                  --------------------------
at any time, the percentage which such Additional Term Lender's Additional Term Commitment then constitutes of the aggregate amount of Additional Term Commitments.

               " 'French Term Percentage': as to any French Term Lender at any
                  ----------------------
time, the percentage which such French Term Lender's French Term Commitment then constitutes of the aggregate amount of French Term Commitments."

               " 'Indenture': the indenture pursuant to which the Subordinated
                  ---------
Notes are issued."

               " 'Local Thai Term Loans': the term loans to be made by certain
                  ---------------------
local lenders to the Thai Target in respect of the refinancing of the Existing Thai Facilities."

               " 'Mandatory Prepayment Date': as defined in Section 2.9(e)."
                  -------------------------

               " 'Prepayment Option Notice': as defined in Section 2.9(e)."
                  ------------------------

               " 'Second Amendment Effective Date': the date on which the Second
                  -------------------------------
Amendment, dated as of December 27, 2000, to this Agreement became effective in accordance with its terms."

               " 'Subordinated Note Documents': the collective reference to the
                  ---------------------------
Indenture, the Subordinated Notes and all other documents executed in connection therewith."

               " 'Subordinated Notes': the unsecured subordinated notes issued
                  ------------------
pursuant to the Indenture."

               " 'Thai Term Percentage': as to any Thai Term Lender at any time,
                  --------------------
the percentage which such Thai Term Lender's Thai Term Commitment then constitutes of the aggregate amount of Thai Term Commitments."

                    (ii) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Applicable Margin" and substituting, in lieu thereof, the following:

               " 'Applicable Margin': (a) for Alternate Base Rate Loans which
                  -----------------
are (i) Revolving Loans, French Term Loans or Thai Term Loans, 1.50% per annum and (ii) Additional Term Loans, 2.50% per annum and (b) for Eurocurrency Loans which are (i) Revolving Loans, French Term Loans or Thai Term Loans, 2.50% per annum and (ii) Additional Term Loans, 3.50% per annum; provided, that on and
                                                       --------
after the date which is six months after the Initial Closing Date, the Applicable Margin with respect to Revolving Loans, French Term Loans and Thai Term Loans will be determined pursuant to the Pricing Grid."

                    (iii) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Term Commitment" and substituting, in lieu thereof, the following:

               " 'Term Commitment': as to any Lender, the sum of (a) such
                  ---------------
Lender's French Term Commitment, (b) such Lender's Thai Term Commitment and (c) such Lender's Additional Term Commitment."

                    (iv) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Term Loans" and substituting, in lieu thereof, the following:

               " 'Term Loans': the collective reference to the French Term
                  ----------
Loans, the Thai Term Loans and the Additional Term Loans."

                    (v) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Thai Term Commitment" and substituting, in lieu thereof, the following:

               " 'Thai Term Commitment': as to any Lender, the obligation of
                  --------------------
such Lender, if any, to make a Thai Term Loan to the Borrowers hereunder in a principal amount not to exceed the amount set forth under the heading "Thai Term Commitment" opposite such Lender's name on Schedule 1.1A. The original aggregate amount of the Thai Term Commitments is $25,000,000."

                    (vi) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Subsidiary Borrower" and substituting, in lieu thereof, the following:

               " 'Subsidiary Borrower': Bull Electronics Angers or any entity
                  -------------------
successor thereto."

                    (vii) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following sentence after the last sentence of the definition of "Consolidated EBITDA" therein:

               "For purposes of calculating the Consolidated Leverage Ratio, the Senior Secured Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio, each as set forth in Sections 7.1(a), (b) and (c), respectively, Consolidated EBITDA shall be calculated (i) for the period ending December 31, 2000 by multiplying the Consolidated EBITDA for the fiscal quarter then ended by four;
(ii) for the period ending March 31, 2001 by adding the Consolidated EBITDA for the fiscal quarter then ended and for the fiscal quarter ended December 31, 2000 and multiplying such total by two; (iii) for the period ending June 30, 2001 by adding the Consolidated EBITDA for the fiscal quarter then ended and for the fiscal quarters ended March 31, 2001 and December 31, 2000, respectively, and multiplying such total by a fraction the numerator of which is four and the denominator of which is three."

                    (vii) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following sentence after the last sentence of the definition of "Consolidated Interest Expense" therein:

               "For purposes of calculating the Consolidated Fixed Charge Coverage Ratio as set forth in Section 7.1(c), Consolidated Interest Expense shall be calculated (i) for the period ending December 31, 2000 by multiplying the Consolidated Interest Expense for the fiscal quarter then ended by four;
(ii) for the period ending March 31, 2001 by adding the Consolidated Interest Expense for the fiscal quarter then ended and for the fiscal quarter ended December 31, 2000 and multiplying such total by two; (iii) for the period ending June 30, 2001 by adding the Consolidated Interest Expense for the fiscal quarter then ended and for the fiscal quarters ended March 31, 2001 and December 31, 2000, respectively, and multiplying such total by a fraction the numerator of which is four and the denominator of which is three."

               (b)  Amendments to Section 2 of the Credit Agreement.
                    -----------------------------------------------

                    (i) Section 2.1 of the Credit Agreement is hereby amended by adding, as Section 2.1(c), the following language after Section 2.1(b) thereof:

               "(c) Subject to the terms and conditions hereof, each Additional Term Lender severally agrees to make a term loan (an "Additional Term Loan") to
                                                      --------------------
the Parent Borrower on the Additional Term Loan Closing Date in an amount not to exceed the amount of the Additional Term Commitment of such Lender. The Additional Term Loans may from time to time be Eurocurrency Loans or Alternate Base Rate Loans, as determined by the Parent Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10."

                    (ii) Section 2 of the Credit Agreement is hereby amended by deleting in its entirety Section 2.2 and substituting, in lieu thereof, the following:

               "2.2 Procedure for Term Loan Borrowing. The Parent Borrower shall
                    ---------------------------------
give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated French Closing Date, Thai Closing Date or Additional Term Loan Closing Date, as the case may be) requesting that the Term Lenders make the Term Loans on the French Closing Date, the Thai Closing Date or the Additional Term Loan Closing Date, as the case may be, and specifying the amount to be borrowed. The Term Loans made on each of the French Closing Date, the Thai Closing Date and the Additional Term Loan Closing Date shall initially be Alternate Base Rate Loans and, unless otherwise agreed by the Administrative Agent in its sole discretion, no Term Loan may be converted into or continued as a Eurocurrency Loan having an Interest Period in excess of one month prior to the date that is 60 days after the French Closing Date, the Thai Closing Date or the Additional Term Loan Closing Date, as the case may be. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Lender thereof. Not later than 12:00 Noon, New York City time, on the French Closing Date, the Thai Closing Date or the Additional Term Loan Closing Date, as the case may be, each Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Parent Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Lenders in immediately available funds."

               (iii) Section 2 of the Credit Agreement is hereby amended by deleting in its entirety Section 2.3 and substituting, in lieu thereof, the following:

          "2.3 Repayment of Term Loans. (a) The French Term Loans of each French
               -----------------------
     Term Lender shall mature in 19 consecutive quarterly installments, commencing on December 31, 2000, and ending on the date that is five years after the Initial Closing Date in an aggregate amount for each of which shall be in an amount equal to such Lender's French Term Percentage multiplied by the aggregate amount of French Term Commitments, multiplied by the percentage set forth below opposite such installment:

          Installment:                     Principal Percentage Amount:
          -----------                      ---------------------------

          December 31, 2000                3% of French Term Loans
          March 31, 2001                   3% of French Term Loans
          June 30, 2001                    3% of French Term Loans
          September 30, 2001               4% of French Term Loans
          December 31, 2001                4% of French Term Loans
          March 31, 2002                   4% of French Term Loans
          June 30, 2002                    4% of French Term Loans
          September 30, 2002               5% of French Term Loans
          December 31, 2002                5% of French Term Loans
          March 31, 2003                   5% of French Term Loans
          June 30, 2003                    5% of French Term Loans
          September 30, 2003               6.25% of French Term Loans
          December 31, 2003                6.25% of French Term Loans
          March 31, 2004                   6.25% of French Term Loans
          June 30, 2004                    6.25% of French Term Loans
          September 30, 2004               7.5% of French Term Loans
          December 31, 2004                7.5% of French Term Loans
          March 31, 2005                   7.5% of French Term Loans
          June 28, 2005                    7.5% of French Term Loans


          (b) The Thai Term Loans of each Thai Term Lender shall mature in 19 consecutive quarterly installments, commencing on December 31, 2000, and ending on the date that is five years after the Initial Closing Date in an aggregate amount for each of which shall be in an amount equal to such Lender's Thai Term Percentage multiplied by the aggregate amount of Thai Term Commitments, multiplied by the percentage set forth below opposite such installment:

          Installment:                         Principal Percentage Amount:
          -----------                          ---------------------------

          December 31, 2000                    3% of Thai Term Loans
          March 31, 2001                       3% of Thai Term Loans
          June 30, 2001                        3% of Thai Term Loans
          September 30, 2001                   4% of Thai Term Loans
          December 31, 2001                    4% of Thai Term Loans
          March 31, 2002                       4% of Thai Term Loans
          June 30, 2002                        4% of Thai Term Loans
          September 30, 2002                   5% of Thai Term Loans
          December 31, 2002                    5% of Thai Term Loans
          March 31, 2003                       5% of Thai Term Loans
          June 30, 2003                        5% of Thai Term Loans
          September 30, 2003                   6.25% of Thai Term Loans
          December 31, 2003                    6.25% of Thai Term Loans
          March 31, 2004                       6.25% of Thai Term Loans
          June 30, 2004                        6.25% of Thai Term Loans
          September 30, 2004                   7.5% of Thai Term Loans
          December 31, 2004                    7.5% of Thai Term Loans
          March 31, 2005                       7.5% of Thai Term Loans
          June 28, 2005                        7.5% of Thai Term Loans


          (c) The Additional Term Loans of each Additional Term Lender shall mature in 19 consecutive quarterly installments, commencing on December 31, 2001, and ending on the date that is six years after the Initial Closing Date in an aggregate amount for each of which shall be in an amount equal to such Lender's Additional Term Percentage multiplied by the aggregate amount of Additional Term Commitments, multiplied by the percentage set forth below opposite such installment:

          Installment:                        Principal Percentage Amount:
          -----------                         ---------------------------

          December 31, 2001                   0.25% of Additional Term Loans
          March 31, 2002                      0.25% of Additional Term Loans
          June 30, 2002                       0.25% of Additional Term Loans
          September 30, 2002                  0.25% of Additional Term Loans
          December 31, 2002                   0.25% of Additional Term Loans
          March 31, 2003                      0.25% of Additional Term Loans
          June 30, 2003                       0.25% of Additional Term Loans
          September 30, 2003                  0.25% of Additional Term Loans
          December 31, 2003                   0.25% of Additional Term Loans
          March 31, 2004                      0.25% of Additional Term Loans
          June 30, 2004                       0.25% of Additional Term Loans
          September 30, 2004                  0.25% of Additional Term Loans

          December 31, 2004                   0.25% of Additional Term Loans
          March 31, 2005                      0.25% of Additional Term Loans
          June 30, 2005                       0.25% of Additional Term Loans
          September 30, 2005                  0.25% of Additional Term Loans
          December 31, 2005                   0.25% of Additional Term Loans
          March 31, 2006                      0.25% of Additional Term Loans
          June 28, 2006                       95.5% of Additional Term Loans


          (d) To the extent the maturity date of any Term Loan extends beyond the maturity date of any subordinated debt of the Parent Borrower existing on the date hereof, such maturity date shall be adjusted to be 90 days prior to the maturity date of such subordinated debt."

              (iv) Section 2.9 of the Credit Agreement is hereby amended by adding, as Section 2.9(e), the following language after Section 2.9(d) thereof:

          "(e) Notwithstanding anything to the contrary in Section 2.9(d), with respect to the amount of any mandatory prepayment described in Section 2.9 that is allocated to Additional Term Loans (such amounts, the "Additional Term Loan
                                                          --------------------
Prepayment Amount") at any time when either French Term Loans or Thai Term Loans
-----------------
remain outstanding, the Parent Borrower will, in lieu of applying such amount to the prepayment of Additional Term Loans, as provided in paragraph (d) above, on the date specified in Section 2.9 for such prepayment, give the Administrative Agent telephonic notice ( promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Additional Term Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as
          ------------------------
practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Additional Term Lender a Prepayment Option Notice, which shall be in the form of Exhibit J and shall include an offer by the Parent Borrower to prepay on the date (each a "Mandatory Prepayment Date") that is 10
                                        -------------------------
Business Days after the date of the Prepayment Option Notice, the relevant French Term Loans and Thai Term Loans of such lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Additional Term Loans. On the Mandatory Prepayment Date, (i) the Parent Borrower shall pay to the relevant Additional Term Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Additional Term Loans in respect of which such Additional Term Lenders have accepted prepayment as described above and (ii) the Parent Borrower shall pay to the French Term Lenders and the Thai Term Lenders an amount equal to the portion of the Additional Term Loan Prepayment Amount not accepted by the relevant Additional Term Lenders, and such amount shall be applied to the prepayment of the French Term Loans and Thai Term Loans."

          (c)  Amendment to Section 4 of the Credit Agreement. Section 4.16 of
               ----------------------------------------------
the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

          "4.16 Use of Proceeds. The proceeds of the French Term Loans shall be
                ---------------
used to finance the French Acquisition and to pay related fees and expenses. The proceeds of the Thai Term Loans, the Additional Term Loans, the Revolving Loans and the Letters of Credit shall be used to pay certain fees and expenses, to refinance certain existing indebtedness of the Parent Borrower, its Subsidiaries and the Thai Target and to finance the working capital needs of the Parent Borrower and its Subsidiaries in the ordinary course of business."

          (d)  Amendment to Section 5 of the Credit Agreement. Section 5.3(a) of
               ----------------------------------------------
the Credit Agreement is hereby amended by adding "and" at the end of clause (ii) thereof, deleting "; and" at the end of clause (iii) thereof and substituting, in lieu thereof, "." and deleting in its entirety clause (iv) thereof.

          (e)  Amendment to Section 6 of the Credit Agreement. Section 6.9 of
               ----------------------------------------------
the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

          "6.9 Interest Rate Protection. In the case of the Parent Borrower, no
               ------------------------
later than June 29, 2001, enter into, and thereafter maintain, Hedge Agreements to the extent necessary to provide that at least the aggregate principal amount of the Term Loans or $100,000,000, whichever amount is less, is subject to either a fixed interest rate or interest rate protection for a period of not less than three years, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent."

          (f)  Amendments to Section 7 of the Credit Agreement.
               -----------------------------------------------

               (i) Section 7.1(a) of the Credit Agreement is hereby amended by deleting from the table thereunder the Consolidated Leverage Ratio values corresponding to the Fiscal Quarters "09/30/01" through "12/31/01" and substituting, in lieu thereof, the following values:

                 "09/30/01                        3.50:1.00
                  12/31/01                        3.25:1.00"

               (ii) Section 7.1(b) of the Credit Agreement is hereby amended by deleting from the table thereunder the Consolidated Senior Secured Leverage Ratio values corresponding to the Fiscal Quarters "06/30/01," "09/30/01" and "12/31/01" and substituting, in lieu thereof, the following values:

                 "06/30/01                        2.75:1.00
                  09/30/01                        2.75:1.00
                  12/31/01                        2.50:1.00"

               (iii) Section 7.2(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

          "(b) Indebtedness of the Parent Borrower to any Subsidiary, the Subsidiary Borrower to the Parent Borrower or to any other Subsidiary and of any Wholly Owned Subsidiary Guarantor or of the Thai Target to the Parent Borrower or to any other Subsidiary (in the case of Indebtedness of the Thai Target, subject to the limitations set forth in clauses (g) and (i) of this subsection)."

               (iv) Section 7.2(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

          "(c) Guarantee Obligations incurred in the ordinary course of business by the Parent Borrower or any of its Subsidiaries of obligations of any Wholly Owned Subsidiary Guarantor, the Subsidiary Borrower or the Thai Target (in the case of the Subsidiary Borrower, subject to the limitation set forth in clause
(i) of this subsection and, in the case of the Thai Target, subject to the limitations set forth in clauses (g) and (i) of this subsection)."

               (v) Section 7.2(g) of the Credit Agreement is hereby amended by adding the following proviso before the ";" at the end thereof:

               "; provided that any such Indebtedness shall be applied first to
                  --------
reduce the Local Thai Term Loans."

               (vi) Section 7.2 of the Credit Agreement is hereby further amended by deleting "and" at the end of clause (i) thereof, by deleting "." at the end of clause (j) thereof and substituting, in lieu thereof, "; and" and by adding the following new clause (k) thereto:

          "(k) Guarantee Obligations incurred pursuant to the Subordinated Note Documents."

               (vii) Section 7.8(g) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting, in lieu thereof, the following:

          "(g) intercompany Investments by the Parent Borrower in any of its Wholly Owned Subsidiaries or in the Thai Target, provided that all such
                                                 --------
intercompany Indebtedness shall be evidenced by promissory notes pledged pursuant to the Guarantee and Collateral Agreement and such intercompany Indebtedness shall be subordinated in right of payment to the payment in full of the Obligations hereunder;"

               (viii) Section 7.9 of the Credit Agreement is hereby amended by deleting the words "convertible subordinated debt" immediately preceding the parenthetical therein and substituting, in lieu thereof, the words "subordinated debt".

               (ix) Section 7.14 of the Credit Agreement is hereby amended by deleting in its entirety the language immediately following "(a)" therein and immediately preceding "(b)" therein and substituting, in lieu thereof, the following language:

          "make Restricted Payments in respect of any Capital Stock of such Subsidiary (other than the prohibition on Restricted Payments made by the Thai Target pursuant to the Local Thai Term Loans until the Local Thai Term Loans outstanding have been reduced to $10,500,000 or less) held by, or pay any Indebtedness owed to, the Parent Borrower or any other Subsidiary of the Parent Borrower,"

          (g)  Amendment to Annex A of the Credit Agreement. The Credit
               --------------------------------------------
Agreement is hereby further amended by deleting in its entirety Annex A thereto and substituting, in lieu thereof, Annex I attached hereto as the new Annex A.

          (h)  Amendment to Schedule 1.1A of the Credit Agreement. The Credit
               --------------------------------------------------
Agreement shall be further amended by adding to Schedule 1.1A thereof an additional heading entitled "Additional Term Commitment" and inserting thereunder the Additional Term Commitment of each Additional Term Lender prior to any borrowing by the Parent Borrower of any Additional Term Loans.

     3. Limited Waiver. Each of the Lenders parties hereto agree that, for the
        --------------
period from the Amendment Effective Date to the Section 3 Termination Date (as defined below), any Default or Event of Default arising under Section 8(e) of the Credit Agreement by virtue of the existence of any breach or payment default (the aggregate principal amount of such payment default not to exceed $10,500,000) under any of the Existing Thai Facilities is hereby waived. The "Section 3 Termination Date" shall be the earliest of (i) March 31, 2001 or (ii) the date on which all defaults under any of the Existing Thai Facilities have been cured or waived, through amendments to the Existing Thai Facilities or otherwise or (iii) the date on which a notice of acceleration under any of the Existing Thai Facilities has been delivered to the Company.

     4. Effectiveness. This Amendment shall become effective on the date (the
        -------------
"Amendment Effective Date") on which the following conditions precedent shall
 ------------------------
have been satisfied or waived:

          (a) This Amendment shall have been (i) executed by the Parent Borrower, the Administrative Agent and the Required Lenders and (ii) acknowledged and consented to by the other Loan Parties, each in accordance with the terms of the Credit Agreement;

          (b) If any breach or default under any of the Existing Thai Facilities shall not have been cured or waived pursuant to Section 3 hereof, the Parent Borrower (i) shall obtain, or shall cause the appropriate Subsidiary to obtain, forbearance agreements in connection with all breaches or defaults under any of the Existing Thai Facilities and (ii) shall deliver to the Administrative Agent evidence of such forbearance agreements, in form and substance satisfactory to the Administrative Agent;

          (c) An amendment fee shall have been paid to the Administrative Agent, for the ratable account of the Lenders which execute and deliver this Amendment on or prior to 5:00 p.m. (New York City time) on December 22, 2000 (or such later date as the Administrative Agent and the Parent Borrower shall agree), in an amount equal to a percentage, to be determined, of the amount of the Commitments then in effect and the aggregate then outstanding principal amount of the Loans;

          (d) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Testa Hurwitz & Thibeault, LLP, counsel to the Parent Borrower (and its Subsidiaries), covering such matters incident to the transactions contemplated by this Amendment as the Administrative Agent may require;

          (e) The Administrative Agent shall have received a certificate of the Parent Borrower, satisfactory in form and substance to the Administrative Agent and its counsel, which shall (i) certify as to the incumbency and signature of the officers of the Parent Borrower executing and delivering on behalf of the Parent Borrower this Amendment and any other certificate or document to be delivered by the Parent Borrower pursuant to this Amendment and (ii) attach thereto, and certify as true and correct, the resolutions of the Board of Directors of the Parent Borrower authorizing the execution, delivery and performance of this Amendment and any borrowing contemplated hereunder; and

          (f) No Default or Event of Default, other than as waived herein, shall have occurred and be continuing on the Amendment Effective Date after giving effect to this Amendment.

     5. Representations and Warranties. The Parent Borrower hereby represents
        ------------------------------
and warrants to the Administrative Agent and to each Lender party to the Credit Agreement that each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct as if made on and as of the date hereof.

     6. Continuing Effect of Credit Agreement. Except as expressly amended
        -------------------------------------
hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     7. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
        -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. Expenses. The Parent Borrower agrees to pay or reimburse the
        --------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.



                                        ACT MANUFACTURING, INC.




                                        By:  /s/ John A. Pino
                                             --------------------------
                                               Name:  John A. Pino
                                               Title: Chief Executive Officer

                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Lender




                                           By: /s/ James M. Dailey
                                              -----------------------------
                                                Name:  James M. Dailey
                                                Title: Vice President

                                            CITICORP USA, INC.




                                            By:  /s/ Suzanne Crymes
                                                 -------------------------------
                                                  Name:  Suzanne Crymes
                                                  Title: Vice President

                                          CREDIT SUISSE FIRST BOSTON




                                          By:  /s/ Robert Hetu
                                               ---------------------------------
                                                 Name:  Robert Hetu
                                                 Title: Vice President



                                          By:  /s/ Lalita Advani
                                               ---------------------------------
                                                 Name:  Lalita Advani
                                                 Title: Assistant Vice President

                             DEBIS FINANCIAL SERVICES, INC.




                             By:  /s/ James M. Vandervalk
                                  ----------------------------------------------
                                   Name:  James M. Vandervalk
                                   Title: President, Asset Based Lender Division

                                              FLEET CAPITAL CORPORATION




                                              By:  /s/ Mark G. Schafer
                                                   -----------------------------
                                                     Name:  Mark G. Schafer
                                                     Title: Vice President

                                         GMAC COMMERCIAL CREDIT LLC




                                         By:  /s/ Anthony Marsicano
                                              ----------------------------------
                                               Name: Anthony Marsicano
                                               Title:  Executive Vice President

                                           HARRIS TRUST AND SAVINGS BANK




                                           By:  /s/ Kirby M. Law
                                                --------------------------------
                                                  Name:  Kirby M. Law
                                                  Title: Vice President

                                            IBJ WHITEHALL BUSINESS CREDIT
                                            CORPORATION




                                            By:  /s/ Bruce Kasper
                                                 -------------------------------
                                                   Name:  Bruce Kasper
                                                   Title: Vice President

                                          NATIONAL BANK OF CANADA



                                          By:  /s/ A. Keith Broyles
                                               ---------------------------------
                                                 Name:  A. Keith Broyles
                                                 Title: Vice President & Manager



                                          By:  /s/ Peter F. Smith
                                               ---------------------------------
                                                 Name:  Peter F. Smith
                                                 Title: Vice President

                                            THE PROVIDENT BANK




                                            By: /s/ Jose V. Garde
                                                -------------------------------
                                                 Name:  Jose V. Garde
                                                 Title: Vice President

                                            SOVEREIGN BANK




                                            By:  /s/ Robert E. Cook
                                                 -------------------------------
                                                  Name:  Robert E. Cook
                                                  Title: Vice President

                                            SUMMIT BANK




                                            By: /s/ Charles E. Kirschner
                                                -------------------------------
                                                 Name: Charles E. Kirschner
                                                 Title: Vice President

          The undersigned Loan Parties do hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Parent Borrower under the Credit Agreement, as amended by the foregoing Amendment, are Obligations which are secured and guaranteed by the Security Documents to which each is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment) and (iii) all references to Loans in the Security Documents refer to the Loans under the Credit Agreement, as amended by the foregoing Amendment.


                             ACT MANUFACTURING SECURITIES CORPORATION


                             By:  /s/ John A. Pino
                                  ----------------------------------------------
                                  Name: John A. Pino
                                  Title: Chief Executive Officer and President


                             ACT MANUFACTURING US HOLDINGS, LLC


                             By:  /s/ John A. Pino
                                  ----------------------------------------------
                                  Name: John A. Pino
                                  Title: Chief Executive Officer and President



                             CMC INDUSTRIES, INC.


                             By:  /s/ John A. Pino
                                  ----------------------------------------------
                                  Name: John A. Pino
                                  Title: Chief Executive Officer and President

                                                                      Annex I to
                                                                Second Amendment

                                                                         Annex A
                                                                         -------

              PRICING GRID FOR REVOLVING LOANS, FRENCH TERM LOANS,
                       THAI TERM LOANS AND COMMITMENT FEES

===================================================================================================

    Consolidated                                     Applicable Margin for
      Leverage      Applicable Margin for             Alternate Base Rate         Commitment Fee
       Ratio         Eurocurrency Loans                     Loans                      Rate

---------------------------------------------------------------------------------------------------
Greater than or                 3.00%                        2.00%                    0.500%
equal to 4.00:1.00
---------------------------------------------------------------------------------------------------
Greater than or                 2.75%                        1.75%                    0.500%
equal to 3.50:1.00
but less than
4.00:1.00
---------------------------------------------------------------------------------------------------
Greater than or
equal to 3.00:1.00
but less than                   2.50%                        1.50%                    0.500%
3.50:1.00
---------------------------------------------------------------------------------------------------
Greater than or
equal to 2.50:1.00
but less than                   2.25%                        1.25%                    0.500%
3.00:1.00
---------------------------------------------------------------------------------------------------
Greater than or
equal to  2.00:1.00             2.00%                        1.00%                    0.500%
by less than
2.50:1.00
---------------------------------------------------------------------------------------------------
Less than
2.00:1.00                       1.75%                        0.75%                    0.375%
===================================================================================================

     Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") that
                                                        ---------------
is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to
Section 7.1.